UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2009

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.      Financial Statements and Exhibits

(d)      Exhibits

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (333-155535) of JPMorgan Chase & Co. (the “Registrant”) as exhibit thereto and is filed as part of this Current Report.

4.1
Warrant Agreement dated as of April 15, 2009 between JPMorgan Chase & Co. and The Bank of New York Mellon, as warrant agent, relating to the Index Call Warrants linked to the S&P 500® Index Expiring July 13, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan
	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: April 15, 2009

EXHIBIT INDEX

Exhibit Number	Description
4.1
Warrant Agreement dated as of April 15, 2009 between JPMorgan Chase & Co. and The Bank of New York Mellon, as warrant agent, relating to the Index Call Warrants linked to the S&P 500® Index Expiring July 13, 2009